                                                                   EXHIBIT 10.29


                            [ENDOSONICS LETTERHEAD]



February 19, 1997



Mr. Gary Jordan
President Cordis Cardiology
Cordis Corporation, a Johnson & Johnson Company
P.O. Box 025700
Miami, FL 33102-5700

Dear Gary:

Based on our discussions and discussions between Meno Nassi and Bill Spies, I think we have the basis for an agreement in principle. The key terms are as follows:

1.       FloWire/WaveWire Commitment

         Non cancelable purchase commitments for 1997 as follows:

                March    April    May    June    July    Aug.   Sept.   Oct.    Nov.    Dec.    Total
 FloWire        ***      ***      ***    ***     ***     ***    ***     ***     ***     ***     ***
(Units)
* * *

($)             ***      ***      ***    ***     ***     ***    ***     ***     ***     ***     ***

WaveWire        ***      ***      ***    ***     ***     ***    ***     ***     ***     ***     ***
(Units)
* * *

($)             ***      ***      ***    ***     ***     ***    ***     ***     ***     ***     ***

2.       FloMap/WaveMap Pricing

         FloMap      $***
         FloMap II   $***
         WaveMap     $***

3.       Co-Distribution

         We agree that 40 accounts in the U.S. will be kept under the direct sales channel by Cardiometrics throughout 1997 and individual accounts may transition to Cordis on a mutually agreed upon basis. As mentioned in your letter of February 19th, with mutual agreement, it may be optimum for the Cordis and Cardiometrics sales teams to work together in new accounts and in the pre-named 40 accounts. By the end of September 1997, we will jointly reassess the structure and organization of the U.S. distribution and negotiate the terms and requirements of a full exclusive distribution starting in January 1998.

If you are in agreement with this final proposal, I would appreciate it if you would sign and return the enclosed copy of this letter to me. Please give instructions to Bill Spies to finalize the rest of the agreement details. We look forward to making 1997 happen.

                                       Sincerely,



                                       /s/ REINHARD J. WARNKING
                                       ---------------------------------
                                       Reinhard J. Warnking
                                       President & CEO
                                       EndoSonics Corporation



AGREED AND ACCEPTED BY:



/s/ GARY JORDAN                              February 20, 1997
------------------------------               ---------------------------
Gary Jordan                                  Date
President
Cordis Cardiology



/s/ MENAHEM NASSI                            February 21, 1997
------------------------------               ---------------------------
Menahem Nassi, Ph.D.                         Date
President and CEO
Cardiometrics











*** Confidential treatment requested

                          ADDENDUM TO LETTER AGREEMENT



This addendum, dated this 21st day of March, 1997, by and among Cordis Corporation, a Johnson & Johnson Company, Cardiometrics, Inc., and Endosonics Corporation, is hereby made a part and parcel of that Letter Agreement dated February 19, 1997, by and among the parties hereto (the "Agreement") and this addendum shall have the force and effect as if the terms hereof shall have been included in the Agreement.

Now, therefore, the parties agree as follows:

1. All references herein to Cardiometrics shall mean to be EndoSonics if and when EndoSonics shall become a successor in interests to Cardiometrics.

2. Cordis shall issue a purchase order in favor of Cardiometrics and such purchase order shall be issued in accordance with the terms and conditions hereof.

3. Cordis' purchase order shall be a non-cancelable, binding obligation of Cordis to purchase, and upon Cardiometrics' acceptance of same a binding obligation for Cardiometrics to supply, the total number of units of Flo-Wire(tm) and WaveWire(tm) product according to the agreed upon delivery and price schedules in the Agreement.

4. Purchases by Cordis in any given month, that are in excess of that particular monthly requirement shall serve to reduce future monthly required purchases. This shall in no way be construed to reduce the total number of units required to be purchased by Cordis during the 1997 period of the Agreement.

5. In the event that Cardiometrics is unavailable to supply sufficient units to fill any monthly purchase order requirement in whole or in part within sixty (60) days of the delivery schedule, then the purchase order quantity and extended price shall be amended accordingly.




/s/ J. GARY JORDAN                     /s/ REINHARD WARNKING
-------------------------------        ----------------------------------
J. Gary Jordan                         Reinhard Warnking
President                              President & CEO
Cordis Corp. (Cardiology)              EndoSonics Corporation



/s/ MENO NASSI
-------------------------------
Meno Nassi, Ph.D.
President & CEO
Cardiometrics

                           [CARDIOMETRICS LETTERHEAD]



March 25, 1997



STEVE SCHEISS
Director Marketing
Cordis Corporation

FAX:  305/824-2270

Dear Steve,

Consistent with our letter agreement dated February 19, 1997, the following U.S. hospitals will represent the agreed upon forty (40) accounts that will be kept throughout 1997 under the direct sales channel of Cardiometrics, or of EndoSonics Corporation, if and when EndoSonics shall become a successor in interest to Cardiometrics.

Please do not hesitate to call me with any questions.

Regards,


/s/ KEVIN RHATIGAN
-------------------------
Kevin Rhatigan
Vice President, US Sales

encl.

KR/cb

CORDIS/J&J AND CARDIOMETRICS U.S. CO-DISTRIBUTION
CARDIOMETRICS DIRECT ACCOUNTS







                                      * * *































*** Confidential treatment requested